UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:
(Date of earliest event reported)
November 7, 2012

Ironclad Performance Wear Corporation
(Exact name of registrant as specified in charter)

Nevada
(State or other Jurisdiction of Incorporation or Organization)

0-51365 (Commission File Number)	98-0434104 (IRS Employer Identification No.)
2201 Park Place, Suite 101 El Segundo, CA 90245 (Address of Principal Executive Offices and zip code)

(310) 643-7800
 (Registrant’s telephone number, including area code)

N/A
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On November 7, 2012, Ironclad Performance Wear Corporation issued a press release regarding its financial results for the third quarter ended September 30, 2012.  A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

In addition, a conference call to discuss the third quarter’s results will be held at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time), hosted by Chairman and CEO, Scott Jarus, and Senior Vice President of Finance, Thomas Kreig, followed by a question and answer period.  They will be joined by the Registrant’s Founder and Head of Business Development, Ed Jaeger, Vice President of Sales & Marketing, Fred Castro, and Director of Marketing, Shawn Norfolk.

To participate in the conference call, interested parties should dial (877) 941-2321 five to ten minutes prior to the call.  International callers should dial 1 + (480) 629-9666.  The conference ID number is 4574135.  If you are unable to participate in the live call, a replay will be available from November 7th at 7:30 p.m. Eastern Time through 11:59 p.m. Eastern Time on November 21, 2012.  To access the replay, dial (877) 870-5176 (passcode: 4574135).  International callers should dial 1+ (858) 384-5517 and use the same passcode.

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 7.01.	Regulation FD Disclosure.

The disclosure under Item 2.02 above is incorporated herein by reference in its entirety.

Item 9.01.	Financial Statements and Exhibits

(d)           Exhibits.

The following exhibits are filed herewith:

Exhibit
Number	Description

99.1	Press release entitled “Ironclad Performance Wear Reports Third Quarter 2012 Financial Results” dated November 7, 2012.*

* Furnished, not filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRONCLAD PEFORMANCE WEAR CORPORATION

Date: November 7, 2012	By:	/s/ Thomas Kreig
Thomas Kreig, Senior Vice President of Finance